FIFTH AMENDMENT

                                       TO
                    REVOLVING CREDIT AGREEMENT (UNGUARANTEED)


     Fifth Amendment dated as of June 30, 2000 to Revolving Credit Agreement (the "Fifth Amendment"), by and among APPNET SYSTEMS, INC., a Delaware corporation (the "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of January 8, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, Fleet National Bank (formerly known as BankBoston, N.A.) as agent for the Banks (the "Agent") and Antares Capital Corporation as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fifth Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1. Amendment to Section 10 of the Credit Agreement. Section 10.7 of the Credit Agreement is hereby amended by deletingss.10.7 in its entirety and restating it as follows:

          10.7. Capital Expenditures. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures, other than Capital Expenditures which the Majority Banks reasonably determine are made for nonrecurring one-time infrastructure purchases or leases by the Borrower, in any fiscal year that exceed, in the aggregate, $15,000,000 for any fiscal year.

     ss.2. Amendment to Condition in Consent Letter. Pursuant to the terms of the Limited Consent dated as of August 16, 1999 (the "Letter"), the Borrower agreed that it shall maintain a monthly Maximum DSO Requirement (as defined in the Letter) of not greater than 82, which Maximum DSO Requirement shall be tested at the end of each calendar month, at which time the Borrower shall provide all calculations requested by the Agent and the Banks to demonstrate such compliance. The parties hereto hereby agree that the monthly Maximum DSO Requirement is hereby amended by deleting the number "82" which appears in such requirement and substituting in place thereof the number "90".

     ss.3. Conditions to Effectiveness. This Fifth Amendment shall not become effective until the Agent receives a counterpart of this Fifth Amendment, executed by the Borrower, each Subsidiary and the Banks

     ss.4. Representations and Warranties. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in ss.7 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Fifth Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of each of the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

     ss.5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     ss.6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     ss.7. Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     ss.8. Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.

                                  APPNET SYSTEMS, INC.



                                  By: /s/
                                     ----------------------------------------
                                  Title:

                                  FLEET NATIONAL BANK (formerly
                                  know as BankBoston, N.A.)



                                  By: /s/
                                     ----------------------------------------
                                       Jay L. Massimo, Director


                                  ANTARES CAPITAL CORPORATION



                                  By: /s/
                                     ----------------------------------------
                                  Title:

                            RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fifth Amendment as of June 30, 2000 and agrees that each of the Guaranty dated as of January 8, 1999, March 4, 1999 and March 10, 1999 from each of the undersigned guarantors remains in full force and effect, and each of the guarantors confirms and ratifies all of its obligations thereunder.

                                  APPNET OF MICHIGAN, INC.



                                  By: /s/
                                     -------------------------------------------
                                  Title:

                                  APPNET OF MARYLAND, INC.



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  SOFTWARE SERVICES CORPORATION



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  NEW MEDIA PUBLISHING, INC.



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  RESEARCH & PLANNING, INC.


                                  By: /s/
                                     ------------------------------------------
                                  Title:
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                                      -5-



                                  CENTURY COMPUTING, INCORPORATED



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  THE KODIAK GROUP, INC.



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  I33 COMMUNICATION CORP.



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  SIGMA6, INC.



                                  By: /s/
                                     -------------------------------------------
                                  Title:


                                  SALZINGER ACQUISITION CORP.



                                  By: /s/
                                     -------------------------------------------
                                  Title: